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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 5, 2005
                                                    ------------


                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


       Nevada                       000-25753                87-0449667
-----------------------           --------------            ------------
(State or other jurisdiction       (Commission             (IRS Employer
   of incorporation)                File Number)          Identification No.)


              903 Clint Moore Road, Boca Raton, Florida      33487
              -----------------------------------------    ---------
              (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code      561-998-7557
                                                        ------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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8.01     Other Events.

On July 5, 2005, the Company began a pilot program with International Paper in which its proprietary MobileMarket application is collecting and using information from Wireless Links GPS tracking devices installed in trucks operated by M & G Tank, one of International Paper's core carriers. The Power2Ship MobileMarket interfaces to International Paper's existing systems and transmits location and status information thereby fulfilling International Paper's e-commerce compliance requirements for carriers. International Paper has indicated that their target is to collect the required information from their remaining carriers to allow them to become e-commerce compliance by installing the MobileMarket system or using other electronic means of collecting the data. Although International Paper is paying for the equipment and access to the MobileMarket system for the pilot program, the rest of their carriers will have to assume the hardware costs. Once these carriers are using the MobileMarket system for e-commerce compliance with International Paper, Power2Ship expects to generate additional revenue by finding them additional loads to fill any available trucking capacity.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POWER2SHIP, INC.


Date:  July 12, 2005              By:  /s/ Richard Hersh
                                       -----------------
                                       Richard Hersh,
                                       Chief Executive Officer

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